                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)                 October 1, 1998



                        Integrated Security Systems, Inc.
             (Exact name of registrant as specified in its charter)



       DE                           1-11900                      75-2422983
 (State or other            (Commission File Number)          (I.R.S. Employer
   jurisdiction                                              Identification No.)
of incorporation)




8200 Springwood Drive, Suite 230, Irving, TX                        75063
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code                (972) 444-8280



         (Former name or former address, if changed since last report.)

Item 2.      Disposition of Assets

Effective October 1, 1998, Integrated Security Systems, Inc. (the "Company") disposed of the MPA portion ("MPA") of its subsidiary, Golston Company, Inc. The asset sale disposed of $1.7 million of fixed assets as well as approximately $200,000 of prepaid contracts and deposits. The Company sold MPA for $2.8 million consisting of $680,000 notes receivable and the remainder in cash. In conjunction with this transaction, the Company also retired debt of approximately $1.7 million. MPA was sold to MPA Systems, Inc., a corporation partially owned by James W. Casey, a former employee and former director of the Company.

Item 5.      Other Events.

On October 9, 1998, the Company's Board of Directors approved a resolution to extend the expiration date of its currently outstanding Common Stock Purchase Warrants (the "Warrants") by one year, to April 20, 2000. Prior to the extension, the Warrants would have expired on April 20, 1999. Each Warrant entitles the registered holder to purchase 2.65 shares of the Company's Common Stock at a price of $2.55 per share. All other terms and conditions as set forth in the underlying Warrant Agreement dated as of February 26, 1998, remain unchanged.

Item 7.      Financial Statements

                        INTEGRATED SECURITY SYSTEMS, INC.
                             PRO FORMA BALANCE SHEET
                                  JUNE 30, 1998
                                ($ in thousands)

                                                      Actual
                                                      Historical           Adjustments               Results
                                                      ----------           -----------               -------
                       ASSETS
Cash                                                  $     311            $    183  (a)             $    494
Accounts receivable                                       2,204                                         2,204
Notes receivable                                                                 29  (b)                   29
Other                                                     1,226                 (25) (c)                1,201
                                                      ---------            --------                  --------
  Total current assets                                    3,741                 187                     3,928

Property, plant and equipment                             5,611              (1,702) (d)                3,909
Intangible assets, net                                    2,055                (563) (e)                1,492
Notes receivable                                                                651  (f)                  651
Other                                                       543                                           543

  Total assets                                        $  11,950            $ (1,427)                 $ 10,523
                                                      =========            ========                  ========

                    LIABILITIES
Accounts payable                                      $   1,002                 (35) (g)             $    967
Other                                                       835                (187) (h)                  648
Current portion                                           1,565                (299) (i)                1,266
                                                      ---------            --------                  --------
  Total current liabilities                               3,402                (521)                    2,881

Long-term debt                                            7,491              (1,323) (j)                6,168

                STOCKHOLDERS' EQUITY
Preferred stock                                              --                                            --
Common stock                                                 85                                            85
Additional paid-in capital                               10,823                                        10,823
Accumulated deficit                                      (9,732)                417  (k)               (9,315)
Treasury stock                                             (119)                                         (119)
                                                      ---------            --------                  --------
  Total stockholders' equity                              1,057                 417                     1,474

  Total liabilities and
     stockholders' equity                             $  11,950            $ (1,427)                 $ 10,523
                                                      =========            ========                  =========

(a)      Net cash

(b) Note receivable - current portion (term notes receivable of $300K and $380K; accruing interest quarterly beginning December 31, 1998 through December 31, 2000; due in quarterly principal and interest installments of $6,225 and $8,300, respectively beginning March 31, 2001 continuing through June 30, 2004 with the remaining balance due September 30, 2004; interest is at 10% and 12%, respectively)

(c)      Prepaid expenses, $(25K)

(d)      Fixed assets, net of accumulated depreciation

(e) Goodwill, $458K; Covenant not to Compete, $105K; Net of accumulated amortization

(f)      Note receivable - long-term portion (terms: see (b))

(g)      Legal expense, prior to diverstiture

(h) Deposit premiums, $35K; deferred revenue, $140K; interest, $18K; legal post divestiture, $(6K)

(i)      Retirement of debt

(j)      Retirement and payment of debt

(k)      Gain on sale, $417K

                        INTEGRATED SECURITY SYSTEMS, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE TWELVE MONTHS ENDED JUNE 30, 1998
                                ($ in thousands)

                                                  Actual
                                                  Historical             Adjustments                 Results
                                                  ----------             -----------                ---------
Sales                                             $  11,092              $ (1,012) (a)              $  10,080
Cost of sales                                         6,765                   227  (a)                  6,538
                                                  ---------              --------                   ---------
Gross margin                                          4,327                  (785)                      3,542

Operating expenses:
Selling, general                                      6,407                   400  (a)                  6,007
and administrative
Research and product development                        246                                               246
                                                  ---------              --------                   ---------

Income (loss) from operations                        (2,326)                 (385)                     (2,711)

Other income (expense)                                 (862)                  633  (b)                   (229)


(Provision) benefit                                      (7)                                               (7)
for income taxes
                                                  ---------              --------                   ---------

Net income (loss)                                 $  (3,195)             $    248                   $  (2,947)
                                                  =========              ========                   =========
Weighted average common
shares outstanding                                8,197,392                                         8,197,392
                                                  ---------                                         ---------
Basic and diluted net loss per share              $   (0.39)                                        $   (0.36)
                                                  =========                                         =========


(a)  MPA operating results for the twelve months ended June 30, 1998

(b) Interest expense reduction $148K; interest income, $68K; gain on sale, $417K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTEGRATED SECURITY SYSTEMS, INC.
                                        ----------------------------------------
                                        (Registrant)



October 23, 1998                        /s/ GERALD K. BECKMANN
----------------                        ----------------------------------------
(Date)                                  Gerald K. Beckmann
                                        Chairman, President and CEO